Exhibit 10.6
                                      FINAL
                                    ORIGINAL

              SETTLEMENT AGREEMENT AND FULL GENERAL MUTUAL RELEASE

                  This Settlement Agreement and Full General Mutual Release ("Agreement") is made and entered into this 28th day of August, 2000, by and between the Parties identified in the next paragraph, in compromise and settlement of any and all disputes between them, and for the other purposes indicated below.

                  The Parties to this Agreement are, on the one hand, (1) Ultimate Markets, Inc. ("CLAIMANT"); and on the other hand, (2) RateXchange Corporation ("RATEXCHANGE").

                  By entering into this Agreement, the Parties do not admit or concede the validity of any claims or causes of action alleged or that might otherwise have been alleged, and do not admit or concede any liability of any kind in connection with such claims or causes of action.

                  In consideration of the mutual promises and other terms contained herein, all of which are deemed by the Parties to constitute good and valid consideration for this Agreement, the Parties hereby agree and covenant as follows:

                  1. Mutual  Release.  Upon  delivery  of the items  required by
Section 2 (a)-(d) of this Agreement, this Agreement shall constitute, and the Parties hereby enter into, a full general mutual release as to any and all actual or potential claims, including cross-claims, third party claims, and claims for indemnification and/or contribution, as to any and all events or actions occurring through the date of this Agreement, and except as


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to the rights and obligations created by the Agreement, the Parties hereby fully and forever release and discharge each other,  their  successors,  predecessors,
subsidiaries,   parents,  affiliates,   shareholders,   principals,   directors,
officers, investors, employees, agents, independent contractors, attorneys, and assigns, both past and present, from all claims, causes of action, losses, liabilities, and demands of any kind whatsoever, whether or not asserted, whether or not accrued, whether contingent or otherwise, whether liquidated or unliquidated, and whether known or unknown, including but not limited to those relating in any way to, or arising in any way from, the relationship between CLAIMANT and RATEXCHANGE, including any actual or contemplated business and/or compensation arrangements, and/or any and all conduct, actions, or omissions of either Party. The terms "RATEXCHANGE," "CLAIMANT," and "Parties" as used throughout this Agreement are specifically defined to include RATEXCHANGE's and
CLAIMANT's  successors,   predecessors,   subsidiaries,   parents,   affiliates,
shareholders, principals, directors, officers, investors, employees, agents, independent contractors, attorneys, and assigns, both past and present.

                  Each Party is aware that it may hereafter discover claims or facts in addition to or different from those it now knows or believes to be true with respect to the subject matter of this Agreement. Nevertheless, it is the intention of the Parties to fully, finally, and forever settle and release the matters identified herein, and all claims related thereto, which do now exist, which may heretofore have existed, or which may hereafter accrue. In furtherance of such intention, the releases given herein shall be and shall


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remain  in  effect  as  full  and   complete   releases  of  all  such   matters
notwithstanding the discovery or existence of any additional or different claims or facts related thereto.

                  2. Additional Consideration to Claimant. Immediately upon execution of this Agreement, RATEXCHANGE shall deliver to CLAIMANT: (a) 175,000 fully paid and nonassessable shares (the "Shares") of RATEXCHANGE common stock, par value $0.001 free and clear of all liens and encumbrances (except as described in this Agreement and attached agreements); (b) a Registration Rights Agreement in the form attached hereto as Exhibit A ("Registration Rights Agreement") executed by RATEXCHANGE; (c) a warrant (the "Warrant") to purchase an additional 175,000 shares of RATEXCHANGE common stock at a purchase price of $5.00 per share in substantially the form attached hereto as Exhibit B; and (d) $100,000 by wire transfer of immediately available funds to an account of Claimant directed in writing by the Claimant as payment on its pending invoice to RATEXCHANGE. Within sixty (60) days of execution of this Agreement and pursuant to the Registration Rights Agreement, RATEXCHANGE will file a registration statement with the Securities Exchange Commission covering resale of the Shares by CLAIMANT and will use its best efforts to register the Shares. The sale of the registered Shares shall be restricted by agreement of the parties, such that (i) Claimant shall be able to sell a maximum of one-sixth of the 175,000 Shares (approximately 29,167 shares) per month (on a non-cumulative basis), for the six (6) months following the execution of this Agreement, (ii) the first sale under this restriction may not occur before the 30th day following execution of this Agreement; and


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(iii)  after  expiration  of the six (6) month  period,  sale of the  registered shares shall not be restricted by this Agreement.

                  3.   Investment   Representations.   In  connection  with  the
execution and delivery of this agreement, CLAIMANT makes the investment representations and warranties set forth on Exhibit C, hereto.

                  4. Confidentiality. The Parties agree that the terms of this Agreement shall be and always remain confidential to the fullest extent permissible by law. The Parties agree to exercise maximum good faith to protect and preserve such confidentiality.

                  5. Non-Disparagement. The Parties shall each refrain from making any critical, disparaging, or suggestive remarks or allusions of any kind about the other or the other's current or former officers, directors, shareholders, or employees.

                  6. Non-Assignment. The Parties warrant that they have not previously assigned or made subject to subrogation rights, or purported to assign or make subject to subrogation rights, any claim or cause of action settled or released by this Agreement or related thereto, and they agree to indemnify and hold each other harmless against any claim or cause of action based on any such assignment or subrogation or purported assignment or subrogation.

                  7. Authorization. The persons executing this Agreement represent and warrant that they are duly and validly authorized to do so, and that all requisite corporate and/or partnership action has been obtained and that no further action is necessary to make this Agreement and all transactions contemplated hereby valid and binding upon each of the Parties hereto in accordance with the terms hereof

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                  8. Binding on Successors. This Agreement shall be binding upon and inure to the benefit of the Parties hereto and their successors and assigns.

                  9. Integrated Agreement. This Agreement is, and is intended by the Parties to be, an integrated agreement, setting forth all the promises, undertakings, understandings, and warranties that have been made between the parties. The Term Sheet between the parties dated July 23, 1999 and all rights and obligations thereunder are hereby terminated. There are no promises, understandings, or warranties by or between the Parties other than contained herein. No representation or promise pertaining to this Agreement, or the subject matter thereof, shall be binding upon any of the Parties hereto except as expressly provided herein.

                  10. Legal Advice. Each Party has received independent legal advice from its attorneys with respect to the advisability of making the settlement provided for herein and with respect to the advisability of executing this Agreement.

                  11. No Prior Representations. Except as expressly provided in this Agreement, no Party (nor any officer, agent, employee, representative or attorney of or for any Party) has made any statement or representation to any other Party regarding any fact relied upon in entering into this Agreement, and each Party does not rely upon any statement, representation or promise of any other Party (or any officer, agent, employee, representative or attorney for any other Party), in executing this Agreement or in making the settlement provided for herein.


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                  12.  Investigation of Facts.  Each Party to this Agreement has made such investigation of the facts pertaining to this Agreement, and of all the matters pertaining thereto, as it deems necessary.

                  13. Agreement Understood. Each Party or representative has read this Agreement and understands the contents hereof.

                  14. Good Faith. Each Party represents and warrants that this Agreement is entered into in good faith and will be performed in all respects in good faith.

                  15. Binding Upon Execution. This Agreement shall become effective and shall be binding upon the Parties hereto only upon complete execution of the Agreement.

                  16. Further Instruments. The Parties shall execute any further or additional instruments and they shall perform any acts, which may become necessary in order to effectuate and carry out the purposes of this Agreement.

                   17. Severability. The provisions of this Agreement are severable. If any provision of this Agreement other than the General Release in numbered Paragraph 1 is deemed overbroad by a tribunal of competent jurisdiction, such provision shall be narrowed by the tribunal as necessary for the provision to become enforceable and compliant with applicable law. If any provision of this Agreement other than the General Release in numbered Paragraph 1 is found to be invalid, illegal, void, or unenforceable, such provision will be regarded as stricken from the Agreement and will not affect the validity or enforceability of the remainder of the Agreement. If numbered Paragraph us


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found to be invalid, illegal, void, or unenforceable, then this entire Agreement shall be null and void and all payments made pursuant to numbered Paragraph 2 of this Agreement shall be returned to RATEXCHANGE.

                  18. Governing Law. This Agreement shall be construed according to and governed by the laws of California; the provisions of paragraph 11 (c) of the Registration Rights Agreement are incorporated as if fully set forth herein.

                  19. Signatures. This Agreement may be signed in counterparts.

ULTIMATE MARKETS, INC.                     RATEXCHANGE CORPORATION

By:  /s/ Arthur Bushonville                By:  /s/ Donald H. Sledge
     ----------------------                     --------------------


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                                    EXHIBIT A

             to Settlement Agreement and Full General Mutual Release

                          REGISTRATION RIGHTS AGREEMENT

         REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of August 28, 2000, by and among RATEXCHANGE CORPORATION, a corporation organized under the laws of the State of Delaware (the "Company"), and ULTIMATE MARKETS, INC., a corporation organized under the laws of Delaware ("Ultimate Markets").

         WHEREAS:

         A. The Company and Ultimate Markets have entered into a Settlement Agreement and Full General Mutual Release dated the date hereof (the "Settlement Agreement"). In connection with the Settlement Agreement, the Company has agreed, upon the terms and subject to the conditions contained therein, among other things, to issue to Ultimate Markets 175,000 shares of the Company's common stock, $0.000l par value per share (the "Shares").

         B. To induce Ultimate Markets to execute and deliver the Settlement Agreement, the Company has agreed to provide Ultimate Markets certain registration rights with respect to resale of the Shares in open market transactions under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "Securities Act"), and applicable state securities laws;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and Ultimate Markets, intending to be legally bound, hereby agree as follows:

         1.       DEFINITIONS.

                  As used in this Agreement, the following terms shall have the following meanings:

                           (i)  "register,"   "registered,"  and  "registration"
refer to a registration effected by preparing and filing a Registration Statement or Statements in compliance with the Securities Act and pursuant to Rule 415 under the Securities Act or any successor rule providing for offering securities on a continuous basis ("Rule 415"), and the declaration or ordering of effectiveness of such Registration Statement by the United States Securities and Exchange Commission (the "SEC").


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                           (ii)  "Registrable  Securities" means (1) the Shares;
(ii) any shares of common stock of the Company issued as a result of a stock split or a stock dividend on the Shares; and (iii) any securities received in exchange for or in replacement of any Registrable Securities in a capital reorganization, merger or consolidation of the Company.

                           (iii)  "Registration  Statement"  means  one or  more
registration statements of the Company under the Securities Act registering all of the Registrable Securities.

         2.       REGISTRATION.

                  Within 60 days following the date hereof (the "Filing Deadline"), the Company shall file with the SEC, a Registration Statement on Form S-3 (or, if Form S-3 is not then available, on such form of Registration
Statement as is then available to effect a registration of all of the Registrable Securities) covering the resale by Ultimate Markets in open market transactions of the Registrable Securities. The Registration Statement (and each amendment or supplement thereto, and each request for acceleration of effectiveness thereof) shall be provided to (and subject to the review by) Ultimate Markets and its counsel at least five (5) business days prior to its filing or other submission.

         3.       OBLIGATIONS OF THE COMPANY.

         In connection with the registration of the Registrable Securities, the Company shall have the following obligations:

                  a. The Company shall prepare and file with the SEC, on or before the Filing Deadline, the Registration Statement required by Section 2 and shall use its best efforts to cause such Registration Statement to become effective as soon as practicable after such filing. The Company shall keep such Registration Statement effective pursuant to Rule 415 at all times until the date on which all of the Registrable Securities may be immediately sold to the public without registration pursuant to Rule 144 under the Securities Act (the "Registration Period"). The Registration Statement (including any amendments or supplements thereto and prospectuses contained therein and all documents incorporated by reference therein) filed pursuant to this Agreement (i) shall comply in all material respects with the requirements of the Securities Act and the rules and regulations of the SEC promulgated thereunder and (ii) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein not misleading. The financial statements of the Company included in the Registration Statement or incorporated by reference therein will comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC applicable with respect thereto. Such financial statements shall be prepared in accordance with U.S. generally accepted


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accounting principles, consistently applied, during the periods involved (except
(i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and shall fairly present in all material respects the consolidated financial position of the Company and its consolidated subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to immaterial year-end adjustments).

                  b. The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the
Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to keep the Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by the Registration Statement until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by Ultimate Markets as set forth in the Registration Statement.

                  c. The Company shall furnish to Ultimate Markets and its legal counsel promptly after the same is filed with the SEC one signed copy of the Registration Statement and any amendment thereto, and such number of copies of each preliminary prospectus and prospectus and each amendment or supplement thereto as Ultimate Markets may reasonably request to facilitate disposition of the Registrable Securities.

                  d. The Company shall use its best efforts to (i) register and qualify the Registrable Securities covered by the Registration Statement under such other securities or "blue sky" laws of such jurisdictions in the United States as Ultimate Markets reasonably requests, (ii) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (a) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), (b) subject itself to general taxation in any such jurisdiction, (c) file a general consent to service of process in any such jurisdiction, (d) provide any undertakings that cause the Company undue expense or burden, or (e) make any change in its certificate of incorporation or by-laws, which in each case the Board of Directors of the Company determines to be contrary to the best interests of the Company and its stockholders.

                  e. As promptly as practicable after becoming aware of such event, the Company shall notify Ultimate Markets by telephone or facsimile of the happening of


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any  event,  of which  the  Company  has  knowledge,  as a result  of which  the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and use its best efforts promptly to prepare a supplement or amendment to the Registration Statement to correct such untrue statement or omission and deliver such number of copies of such supplement or amendment to Ultimate Markets as it may reasonably request.

                  f. The Company shall use its best efforts to prevent the issuance of any stop order or other suspension of effectiveness of the Registration Statement, and, if such an order is issued, to obtain the withdrawal of such order at the earliest practicable date (including in each case by amending or supplementing the Registration Statement) and to notify Ultimate Markets of the issuance of such order and the resolution thereof (and if the Registration Statement is supplemented or amended, deliver such number of copies of such supplement or amendment to Ultimate Markets as it may reasonably request).

                  g. The Company shall use its best efforts to promptly cause all the Registrable Securities covered by the Registration Statement to be listed on the AMEX or any other national securities exchange on which the common stock of the Company is then listed.

                  h. The Company shall provide a transfer agent and registrar, which may be a single entity, for the Registrable Securities not later than the effective date of the Registration Statement.

          4.      OBLIGATIONS OF ULTIMATE MARKETS.

          In connection with the registration of the Registrable Securities, Ultimate Markets shall have the following obligations:

                  a. It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities that Ultimate Markets shall furnish to the Company such information regarding itself the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. At least five (5) business days prior to the first anticipated filing date of the Registration Statement, the Company shall notify Ultimate Markets of any information the Company requires from Ultimate Markets.

                  b. Ultimate Markets, by its acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the Registration Statement hereunder.


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                  c.  Ultimate  Markets  agrees  to  effect  all  sales  of  the
Registrable Securities in accordance with applicable law.

                  d. Ultimate Markets acknowledges and agrees that, pursuant to the terms of the Settlement Agreement, (i) it may sell a maximum of one-sixth of the Registrable Securities (approximately 29,167 shares) per month (on a non-cumulative basis) during the six (6) months following the date of the Settlement Agreement and (ii) the first sale under this restriction may occur no earlier than the 30th day following the date of the Settlement Agreement.

                  e. Ultimate Markets acknowledges and agrees that, pursuant to the terms of a Registration Rights Agreement dated as of March 27, 2000, by and among the Company and the Initial Investors named therein (the "Investors"), (i) the Company is required to give written notice of the intended filing of the Registration Statement to each Investor who is a party to the Registration Rights Agreement and (ii) within fifteen (15) days after the date of such notice, each such Investor may include registrable securities held by such Investor in the Registration Statement. Ultimate Markets further acknowledges and agrees that the Company is not restricted or precluded under this Agreement or otherwise from granting registration right to additional persons or entities with respect to the Company's securities.

          5.      EXPENSES OF REGISTRATION.

          All reasonable expenses incurred by the Company or Ultimate Markets in connection with registrations, filings or qualifications pursuant to Sections 2 and 3 above (excluding brokers' fees and similar selling expenses), including, without limitation, all registration, listing and qualifications fees, printers and accounting fees and the fees and disbursements of counsel for the Company, and the reasonable fees and disbursements of Ultimate Market's counsel, shall be borne by the Company. In addition, the Company shall pay all of Ultimate Market's costs and expenses (including reasonable legal fees) incurred in connection with the enforcement of its rights hereunder.

          6.      INDEMNIFICATION.

          In the event any Registrable Securities are included in a Registration Statement under this Agreement:

                  a. To the extent permitted by law, the Company will indemnify, hold harmless and defend (i) Ultimate Markets, and (ii) its directors, officers, employees and agents and each person who controls Ultimate Markets within the meaning of Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), if any (each, an "Indemnified Person"), against any joint or several losses, claims, damages, liabilities or expenses (collectively, together with actions, proceedings or inquiries by any regulatory or self-regulatory organization, whether commenced or threatened, in respect thereof "Claims") to which any of them


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may become  subject  insofar as such Claims arise out of or are based upon:  (i)
any untrue statement or alleged untrue statement of a material fact in a Registration Statement or the omission or alleged omission to state therein a material fact required to be stated or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities (the matters in the foregoing clauses (i) through (iii) being, collectively, "Violations"). Subject to the restrictions set forth in Section 6(c) with respect to the number of legal counsel, the Company shall reimburse Ultimate Markets and each other Indemnified Person, promptly as such expenses are incurred and are due and payable, for any reasonable legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (i) shall not apply to a Claim arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by such Indemnified Person expressly for use in the Registration Statement or any such amendment thereof or supplement thereto; (ii) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld; and (iii) with respect to any prospectus, shall not inure to the benefit of any Indemnified Person if the untrue statement or omission of material fact contained in such prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented, if such corrected prospectus was timely made available by the Company pursuant to Section 3(c) hereof, and the Indemnified Person was promptly advised in writing not to use the incorrect prospectus prior to the use giving rise to a Violation and such Indemnified Person, notwithstanding such advice, used it. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by Ultimate Markets pursuant to Section 9.

                  b. In connection with any Registration Statement in which an Investor is participating, Ultimate Markets agrees to indemnify, hold harmless and defend, to the same extent and in the same manner set forth in Section 6(a), the Company, each of its directors, each of its officers who signs the Registration Statement, its employees, agents and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or
Section 20 of the Exchange Act, and any other stockholder selling securities pursuant to the Registration Statement or any of its directors or officers or any person who controls such stockholder within the meaning of the Securities Act or the Exchange Act (collectively and together with an Indemnified


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Person,  an  "Indemnified  Party"),  against  any Claim to which any of them may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such Claim arises out of or is based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by Ultimate Markets expressly for use in connection with such Registration Statement; and subject to Section 6(c) Ultimate Markets will reimburse any legal or other expenses (promptly as such expenses are incurred and are due and payable) reasonably incurred by them in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this
Section 6(b) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of Ultimate Markets, which consent shall not be unreasonably withheld; provided, further, however, that Ultimate Markets shall be liable under this Agreement (including this Section 6(b) and Section 7) for only that amount as does not exceed the net proceeds actually received by it as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by Ultimate Markets pursuant to Section 9. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(b) with respect to any preliminary prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact by Ultimate Markets contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented, and the Indemnified Party failed to utilize such corrected prospectus.

                   c. Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action (including any governmental action), such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that such indemnifying party shall not be entitled to assume such defense and an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the reasonable fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such party's counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential conflicts of interest between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding or the actual or potential defendants in, or targets of, any such action include both the Indemnified Person or the Indemnified Party and the indemnifying party and any such Indemnified Person or Indemnified Party reasonably determines that there may be legal defenses available to such Indemnified Person or Indemnified Party which are in conflict with those available to such indemnifying party. The indemnifying party shall pay for only one separate legal counsel for the Indemnified Persons or the Indemnified Parties, as applicable, and such legal counsel shall be selected by Ultimate Markets, if Ultimate Markets is entitled to indemnification hereunder, or by the Company, if the Company is entitled to indemnification hereunder, as applicable. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is actually prejudiced in its ability to defend such action. The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.

          7.      CONTRIBUTION.

          To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that
(i) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in
Section 6, (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation, and (iii) contribution (together with any indemnification or other obligations under this Agreement) by Ultimate Markets shall be limited in amount to the net amount of proceeds received by it from the sale of such Registrable Securities.

          8.      REPORTS UNDER THE EXCHANGE ACT.

          With a view to making available to Ultimate Markets the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the SEC that may at any time permit Ultimate Markets to sell the Registrable Securities to the public without registration ("Rule 144"), the Company agrees to:

                  a. file with the SEC in a timely manner and make and keep available all reports and other documents required of the Company under the Securities Act and the Exchange Act so long as the Company remains subject to such requirements and the filing and availability of such reports and other documents as is required for the applicable provisions of Rule 144; and

                  b. furnish to Ultimate Markets so long as it owns Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit Ultimate Markets to sell such securities without registration pursuant to Rule 144 or Rule 144A or any similar rule a regulation hereafter adopted.

          9.      ASSIGNMENT OF REGISTRATION RIGHTS.

          The rights of Ultimate Markets hereunder, including the right to have the Company register Registrable Securities pursuant to this Agreement, shall be assignable by Ultimate Markets to any transferee of all of its Registrable Securities if: (i) Ultimate Markets agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company after such assignment, (ii) the Company is furnished with written notice of (a) the name and address of such transferee or assignee and (b) the securities with respect to which such registration rights are being transferred or assigned, (iii) the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein, and (iv) such transfer shall have been made in accordance with the applicable requirements of the Settlement Agreement and applicable federal and state securities law requirements.

          10.     AMENDMENT OF REGISTRATION RIGHTS.

          Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), in the case of an amendment, by the written agreement of the Company and Ultimate Markets or, in the case of a waiver, with the written consent of the party against whom such waiver is sought to be enforced.

          11.     MISCELLANEOUS.

                  a. Any notices required or permitted to be given under the terms of this Agreement shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier or by confirmed telecopy, and shall be effective five (5) days after being placed in the mail, if mailed, or upon receipt or refusal of receipt, if delivered personally or by courier or confirmed telecopy, in each case addressed to the party to whom the notice is being sent. The addresses for such communications shall be:

                  If to the Company:

                     RateXchange Corporation
                     Two Embarcadero Center, Suite 200
                     San Francisco, CA 94111
                     Telephone No.: (415) 393-0727
                     Facsimile No.: (415) 393-0721
                     Attention:    Donald Sledge and Christopher Aguilar, Esq.

                                       If to Ultimate Markets:

                     Ultimate Markets, Inc.
                     68 E. Wacker Pl.
                     Suite 900
                     Chicago, IL 60601
                     Telephone No.: (312) 782-9880
                     Facsimile No.: (312) 782-9884
                     Attention:   Art Bushonville and Peter Schenk

         Each party hereto may from time to time change its address or facsimile number for notices under this Section 11(a) by giving at least ten (10) days' prior written notice to the other party.

                  b. Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof

                  c. This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois applicable to contracts made and to be performed in the State of Illinois. The Company and Ultimate Markets irrevocably consent to the non-exclusive jurisdiction of the United States federal courts and state courts located in the State of Illinois in any suit or proceeding based on or arising under this Agreement and irrevocably agree that all claims in respect of such suit or proceeding may be determined in such courts. The Company and Ultimate Markets irrevocably waive the defense of an inconvenient forum to the maintenance of such suit or proceeding. The Company and Ultimate Markets further agree that service of process upon the Company or Ultimate Markets, as the case may be, mailed by first class mail to the address set forth in Section 11(a) shall be deemed in every respect effective service of process upon the Company or Ultimate Markets, as the case may be, in any such suit or proceeding. Nothing herein shall affect the right of the Company or Ultimate Markets to serve process in any other manner permitted by law. The Company and Ultimate Markets further agree that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

                  d. This Agreement and the Settlement Agreement (including all exhibits thereto) constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement and the Settlement Agreement supersede all prior agreements and understandings among the parties hereto and thereto with respect to the subject matter hereof and thereof.

                  e. Subject to the requirements of Section 9 hereof, this Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

                  f. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  g. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

                  h. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

                  i. For purposes of this Agreement, the term "business day" means any day other than a Saturday or Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law, regulation or executive order to close.

                  [Remainder of Page Intentionally Left Blank]

   IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first above written.

                  RATEXCHANGE CORPORATION

                  By:  /s/ Donald H. Sledge
                  Name:  Donald H. Sledge
                  Its:  Chairman

                  ULTIMATE MARKETS, INC.

                  By:  /s/ Arthur Bushonville
                  Name:  Arthur Bushonville

                  Its:  CEO

                                     WARRANT

THIS WARRANT AND THE SHARES OF COMMON STOCK REPRESENTED BY THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAW OF ANY STATE OR OTHER JURISDICTION. SUCH WARRANT AND SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE DISTRIBUTION THEREOF. SUCH WARRANT AND SHARES MAY NOT BE OFFERED, SOLD, PLEDGED, OR TRANSFERRED UNLESS (I) A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO THESE SECURITIES AND SUCH OFFER, SALE, PLEDGE, OR TRANSFER IS IN COMPLIANCE WITH APPLICABLE SECURITIES LAW OF ANY STATE OR OTHER JURISDICTION OR (II) THERE IS AN OPINION OF COUNSEL OR OTHER EVIDENCE, REASONABLY SATISFACTORY TO THE COMPANY, THAT AN EXEMPTION THEREFROM IS AVAILABLE AND THAT SUCH OFFER, SALE, PLEDGE, OR TRANSFER IS IN COMPLIANCE WITH APPLICABLE SECURITIES LAW OF ANY STATE OR OTHER JURISDICTION.

No. W-COMM - 103                           Warrant to Purchase up to 175,000
                                           Shares of Common Stock (subject to
                                           adjustment)

                        WARRANT TO PURCHASE COMMON STOCK

                                       of

                             RATEXCHANGE CORPORATION
                           Void after August 28, 2003
      (subject to earlier termination in accordance with the terms hereof)

          This certifies that, for value received, ULTIMATE MARKETS, INC., or its registered assigns (the "Holder"), is entitled, subject to the terms set forth below, to purchase from RATEXCHANGE CORPORATION, a Delaware corporation (the "Company"), up to 175,000 shares of the common stock, $.0001 par value per share ("Common Stock"), of the Company, (the "Warrant Issue Date"), upon surrender hereof, at the principal office of the Company referred to below, with the notice of exercise attached hereto duly executed, and simultaneous payment therefor in lawful money of the United States or otherwise as hereinafter provided, at the Exercise Price as set forth in Section 2 below. The number, character and Exercise Price of such shares of Common Stock are subject to adjustment as provided below.

          1. Term of Warrant. Subject to the terms and conditions set forth herein and except as provided below, this Warrant shall be exercisable, in whole or in part, during the term commencing on the Warrant Issue Date and ending on

5:00 p.m., Eastern Standard Time, on August 28, 2003, and shall be void thereafter.

          2. Exercise Price. The exercise price (the "Exercise Price") at which this Warrant may be exercised shall be $5.00 per share. The Exercise Price shall be subject to adjustment as provided below.

          3.       Exercise of Warrant.

          (a) The purchase rights represented by this Warrant are exercisable by the Holder in whole or in part at any time, or from time to time, during the term hereof as described in Section 1 above, by the surrender of this Warrant and the Notice of Exercise attached as Annex I hereto duly completed and executed on behalf of the Holder, at the principal office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company), subject to Section 3(c) below, upon payment in cash or certified or cashier's check payable to the Company or by wire transfer of immediately available funds of the purchase price of the shares to be purchased.

          (b) This Warrant shall be deemed to have been exercised immediately as of the close of and time of its surrender for exercise as provided above ("Exercise Date"), and the person entitled to receive the shares of Common Stock issuable upon such exercise shall be treated for all purposes as the holder of record of such shares as of such date and time. As promptly as practicable on or after such date and in any event within ten (10) days thereafter, the Company at its expense shall issue and deliver a certificate or certificates for the number of shares issuable upon such exercise to the person or persons entitled to receive the same. In the event that this Warrant is exercised in part, the Company at its expense shall execute and deliver a new Warrant of like tenor exercisable for the number of shares for which this Warrant may then be exercised.

          (c) Notwithstanding any provisions herein to the contrary, if the fair market value of one share of Common Stock is greater than the Exercise Price on the Exercise Date, in lieu of exercising this Warrant for cash, the Holder may elect to receive shares of Common Stock equal to the value (as determined below) of this Warrant (or the portion hereof being cancelled) by surrender of this Warrant at the principal office of the Company together with the properly endorsed Notice of Exercise and notice of such election in which event the Company shall issue to the Holder a number of shares of Common Stock computed using the following formula:

                                    X=Y(A-B)
                                      -----
                                        A

Where

                  X   =    the number of shares of Common  Stock to be issued to
                           the Holder;

                  Y   =    the  number of shares  of  Common  Stock  purchasable
                           under the Warrant or, if only a portion of the Warrant is being exercised, the number of shares of Common Stock purchasable in respect of the portion hereof being cancelled on the Exercise Date;

                  A   =    the fair market  value of one share of the  Company's
                           Common Stock on the Exercise Date; and

                  B   =    Exercise Price (as adjusted to the Exercise Date).

For purposes of the above calculation, fair market value of one share of Common Stock shall be determined by the Company's Board of Directors in good faith; provided, however, that if a public market for the Common Stock exists at the time of such exercise, the fair market value per share shall be the average of the closing bid and asked prices of the Common Stock quoted in the Over-The-Counter Market Summary or the last reported sale price of the Common Stock or the closing price quoted on The Nasdaq Stock Market, Inc. National Market or on any exchange on which the Common Stock is listed, whichever is applicable, as published in the Eastern Edition of The Wall Street Journal for the five trading days prior to the Exercise Date. For purposes of Rule 144 under the Securities Act, 17 CFR ss.230.144, the Company and the Holder agree that the exercise of this Warrant in accordance with this Section 3(c) shall be deemed to be a conversion of such portion of the Warrant, pursuant to the terms hereof, into Common Stock.

4. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. In lieu of any fractional share to which the Holder would otherwise be entitled, the Company shall make a cash payment equal to the fair market value of a share (as determined in good faith by the Board of Directors of the Company) multiplied by such fraction.

5. Replacement of Warrant. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and substance to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company at its expense shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor and amount.

6. Rights of Stockholder. Subject to Sections 9 and 11 of this Warrant, until this Warrant shall have been exercised as provided herein, the Holder, shall not by virtue of this Warrant be entitled to vote or receive dividends or be deemed the holder of Common Stock or any other securities of the Company that may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, or change of stock to no par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise.

7.        Transfer of Warrant.

          (a) Warrant Register. The Company shall maintain a register (the "Warrant Register") containing the names and addresses of the Holder or Holders. Any Holder of this Warrant or any portion thereof may change his address as shown on the Warrant Register by written notice to the Company requesting such change. Any notice or written communication required or permitted to be given to the Holder may be delivered or given by mail to such Holder as shown on the Warrant Register and at the address shown on the Warrant Register. Until this Warrant is transferred on the Warrant Register of the Company, the Company may treat the Holder as shown on the Warrant Register as the absolute owner of this Warrant for all purposes, notwithstanding any notice to the contrary.

          (b) Warrant Agent. The Company may, by written notice to the Holder, appoint an agent for the purpose of maintaining the Warrant Register referred to in Section 7(a) above, issuing the Common Stock or other securities then issuable upon the exercise of this Warrant, exchanging this Warrant, replacing this Warrant or any or all of the foregoing. Thereafter, any such registration, issuance, exchange, or replacement, as the case may be, shall be made at the office of such agent.

          (c) Transferability and Nonnegotiability of Warrant. This Warrant may not be transferred or assigned in whole or in part without compliance with all applicable federal and state securities laws by the transferor and the transferee (including the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company, if such are requested by the Company). Subject to the provisions of this Warrant with respect to compliance with the Securities Act of 1933, as amended (the "Act"), title to this Warrant may be transferred by endorsement (by the Holder executing the Assignment Form attached as Annex II hereto) and delivery in the same manner as a negotiable instrument transferable by endorsement and delivery.

          (d) Exchange of Warrant Upon a Transfer, On surrender of this Warrant for exchange, properly endorsed on the Assignment Form and subject to the provisions of this Warrant with respect to compliance with the Act and with the limitations on assignments and transfers and contained in this Section 7, the Company at its expense shall issue to or on the order of the Holder a new warrant or warrants of like tenor, in the name of the Holder or as the Holder (on payment by the Holder of any applicable transfer taxes) may direct, for the number of shares issuable upon exercise hereof and shall promptly transfer the Warrant on the Warrant Registry.

          (e) Compliance with Securities Laws. The Holder of this Warrant, by acceptance hereof, acknowledges that this Warrant and the shares of Common Stock to be issued upon exercise hereof are being acquired solely for the Holder's own account and not as a nominee for any other party, and for investment, and that the Holder shall not offer, sell or otherwise dispose of this Warrant or any shares of Common Stock to be issued upon exercise hereof except under circumstances that will not result in a violation of the Act or any state securities laws. Upon exercise of this Warrant, the Holder shall if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the shares of Common Stock so purchased are being acquired solely for the Holder's own account and not as a nominee for any other party, for investment, and not with a view toward distribution or resale.

          (f) Legend. The certificate(s) evidencing any Common Stock issued upon exercise of this Warrant shall bear a restrictive stock legend in substantially the form set forth below:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAW OF ANY STATE OR OTHER JURISDICTION. SUCH SECURITIES HAVE BEEN ACQUIRED FOR
INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE DISTRIBUTION THEREOF. SUCH SECURITIES MAY NOT BE OFFERED SOLD, PLEDGED, OR TRANSFERRED UNLESS
(I) A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO THESE SECURITIES AND SUCH OFFER, SALE, PLEDGE, OR TRANSFER IS IN COMPLIANCE WITH APPLICABLE SECURITIES LAW OF ANY STATE OR OTHER JURISDICTION OR (II) THERE IS AN OPINION OF COUNSEL OR OTHER EVIDENCE, REASONABLY SATISFACTORY TO THE COMPANY, THAT AN EXEMPTION THEREFROM IS AVAILABLE AND THAT SUCH OFFER, SALE, PLEDGE, OR TRANSFER IS IN COMPLIANCE WITH APPLICABLE SECURITIES LAW OF ANY STATE OR OTHER JURISDICTION.

8. Reservation of Stock. The Company covenants that throughout the period during which this Warrant is exercisable, the Company shall reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Common Stock upon the exercise of this Warrant and, from time to time, shall take all steps necessary to amend its Certificate of Incorporation to provide sufficient reserves of shares of Common Stock issuable upon exercise of this Warrant. The Company further covenants that all shares that may be issued upon the exercise of rights represented by this Warrant and payment of the Exercise Price, all as set forth herein, will be free from all taxes, encumbrances, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously or otherwise specified herein) and will upon such issuance be duly authorized, validly issued, full paid and non-assessable shares of Common Stock. The Company agrees that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock upon the exercise of this Warrant.

9.        Notices.

          (a) Whenever the Exercise Price or number of shares purchasable hereunder shall be adjusted pursuant to Section 11 hereof, the Company shall issue a certificate signed by its Chief Executive Officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Exercise Price and number of shares purchasable hereunder after giving effect to such adjustment, and shall cause a copy of such certificate to be mailed by first-class mail, postage prepaid, return receipt requested, to the Holder of this Warrant.

          (b)      In the event;

                  (i) that the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time receivable upon the exercise of this Warrant) for the purpose of entitling them to receive any dividend or other distribution, or any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right; or

                   (ii) of any consolidation or merger of the Company with or into another corporation, or any conveyance of all or substantially all of the assets of the Company to another corporation; or

                   (iii) of any voluntary dissolution, liquidation or winding-up of the Company, then, and in each such case, the Company shall mail or cause to be mailed to the Holder or Holders a notice specifying, as the case may be, (a) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (b) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such stock or securities at the time receivable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation) merger, conveyance, dissolution, liquidation or winding-up. Such notice shall be received at least 20 days prior to the date therein specified.

         (c) All such notices, advice and communications shall be in writing and shall be deemed to have been received (i) in the case of personal delivery, on the date of such delivery and (ii) in the case of mailing, on the third business day following the date of such mailing.

                   10.     Amendments.

          (a) Any term of this Warrant may be amended with the written consent of the Company and the Holder. Any amendment effected in accordance with this
Section 10 shall be binding upon the Holder of this Warrant, each future holder of this Warrant, and the Company.

           (b) No waivers of, or exceptions to, any term, condition or provision of this Warrant, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of, or exception to, any such term, condition or provision.

         11.   Adjustments.   The  Exercise  Price  and  the  number  of  shares
purchasable hereunder are subject to adjustment from time to time as follows:

          11.1. .Merger, Sale of Assets, etc. If at any time while this Warrant or any portion hereof is outstanding and unexpired, there shall be (i) a reorganization (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), (ii) a merger or consolidation of the Company with or into another corporation in which the Company is not the surviving entity or a merger (including a reverse triangular merger) in which the Company is the surviving entity but the shares of the Company's capital stock outstanding immediately prior to the merger are converted by virtue of the merger into other property, whether in the form of securities, cash, or otherwise, or (iii) a sale or transfer of all or substantially all of the Company's properties and assets, then, as a part of such reorganization, merger, consolidation, sale or transfer, lawful provision shall be made so that the holder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the Exercise Price then in effect, the number of shares of stock or other securities or property of the successor corporation resulting from such reorganization, merger, consolidation, sale or transfer that a holder of the shares deliverable upon exercise of this Warrant would have been entitled to receive in such reorganization, consolidation, merger, sale or transfer if this
Warrant   had   been   exercised   immediately   before   such
reorganization, consolidation, merger, sale or transfer, all subject to further adjustment as provided in this Section 11. The foregoing provisions of this
Section 11.1 shall similarly apply to successive reorganizations, consolidations, mergers, sales and transfers and to the stock or securities of any other corporation that are at the time receivable upon the exercise of this Warrant. If the per share consideration payable to the Holder hereof for shares in connection with any such transaction is in a form other than cash or marketable securities, then the value of such consideration shall be determined in good faith by the Company's Board of Directors. In all events, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interest of the Holder after the transaction, to the end that the provisions of this Warrant shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant.

          11.2. Reclassification, etc. If the Company, at any time while this Warrant or any portion hereof remains outstanding and unexpired, by reclassification of securities or otherwise, shall change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change and the Exercise Price therefor shall be appropriately adjusted, all subject to further adjustment as provided in this Section 11.

          11.3. Split, Subdivision or Combination of Shares. If the Company at any time while this Warrant or any portion hereof remains outstanding and unexpired, shall split, subdivide or combine the securities as to which purchase rights under this Warrant exist, into a different number of securities of the same class, the Exercise Price for such securities shall be proportionately decreased and the number of shares of such securities for which this Warrant may be exercised shall be proportionately increased, in the case of a split or subdivision, or the Exercise Price for such securities shall be proportionately increased and the number of shares of such securities for which this Warrant may be exercised shall be proportionately decreased, in the case of a combination.

          11.4. Adjustments for Dividends in Stock or Other Securities or Property. If at any time while this Warrant or any portion hereof remains outstanding and unexpired the holders of the securities as to which purchase rights under this Warrant exist at the time shall have received, or, on or after the record date fixed for the determination of eligible stockholders, shall have become entitled to receive, without payment therefor, other or additional stock or other securities or property (other than cash) of the Company by way of dividend, then and in each case, this Warrant shall represent the right to acquire, in addition to the number of shares of the security receivable upon exercise of this Warrant, and without payment of any additional consideration therefor, the amount of such other or additional stock or other securities or property (other than cash) of the Company that such Holder would hold on the date of such exercise had it been the Holder of record of the security receivable upon exercise of this Warrant on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional stock available by it as aforesaid during such period, giving effect to all adjustments called for during such period by the provisions of this Section 11.

                   11.5 Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment pursuant to this Section 11, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each Holder of this Warrant a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request, at any time, of any such Holder, furnish or cause to be furnished to such Holder a like certificate setting forth: (i) such adjustments and readjustments; (ii) the Exercise Price at the time in effect; and (iii) the number of shares and the amount, if any, of other property that at the time would be received upon the exercise of the Warrant.

          11.6. No Impairment. The Company shall not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but shall at all times in good faith assist in the carrying out of all the provisions of this
Section 11 and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder of this Warrant against impairment.

          12.      General.

          12.1. Governing Law. This Warrant shall be governed by and construed according to the laws of the State of Delaware (excluding the choice of law rules thereof).

          12.2. Delays or Omissions. No delay or omission to exercise any right, power, or remedy accruing to either party upon any breach or default under this Warrant, shall be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent, or approval of any kind or character on the part of either party of any breach or default under this Warrant, or any waiver on the part of either party of any provisions or conditions of this

Warrant, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies either under this Warrant or by law or otherwise afforded to either of the parties, shall be cumulative and not alternative.

          12.3. References. Unless the context otherwise requires, any reference to a "Section" refers to a section of this Warrant.

          12.4. Captions. Captions of sections have been added only for convenience and shall not be deemed to be a part of this Warrant.

                   IN WITNESS WHEREOF, RateXchange Corporation has caused this Warrant to be executed by its officer thereunto duly authorized.

         Dated: August 28, 2000

                                       RATEXCHANGE CORPORATION


                                       By:  /s/ Donald H. Sledge
                                           ------------------------------------
                                               Name:  Donald H. Sledge
                                               Title:  Chairman

                                                                         ANNEX I

                               NOTICE OF EXERCISE

To:    RATEXCHANGE CORPORATION

         (I) The undersigned hereby irrevocably elects to purchase _____ shares of Common Stock of RATEXCHANGE CORPORATION, pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price for such shares in full.

         (2) In exercising this Warrant, the undersigned hereby confirms and acknowledges that the shares of Common Stock are being acquired solely for the account of the undersigned and not as a nominee for any other party, and for investment, and that the undersigned shall not offer, sell or otherwise dispose of any such shares of Common Stock except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws.

         (3) Please issue a certificate or certificates representing said shares of Common Stock, and pay any cash for any fractional share to:

          Name                        Address                         No. Shares
          ----                        -------                         ----------





         (4) Please issue a new Warrant for the unexercised portion of the attached Warrant in the name of the undersigned and/or, if the undersigned has completed an Assignment Form in the form of Annex II to this Warrant, in such other names and amounts as is specified in such Assignment Form.

         Dated: _______________
                                            Holder: _______________________


                                             By: __________________________
                                                     Name:
                                                     Title:

                                                                        ANNEX II

                                 ASSIGNMENT FORM

          FOR VALUE RECEIVED, the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under the within Warrant, with respect to the number of shares of Common Stock set forth below:

          Name of Assignee           Address              No. of Shares
          ----------------           -------              -------------

          and does hereby irrevocably constitute and appoint Attorney ________________________________ to make such transfer on the books RATEXCHANGE CORPORATION maintained for such purpose, with full power of substitution in the premises.

          The undersigned also represents that, by assignment hereof, the Assignee acknowledges that this Warrant and the shares of Common Stock to be issued upon exercise hereof are being acquired for investment and that the Assignee shall not offer, sell or otherwise dispose of this Warrant or any shares of stock to be issued upon exercise hereof except under circumstances which will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws. Further, the Assignee has acknowledged that upon exercise of this Warrant, the Assignee shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the shares of stock so purchased are being acquired for investment and not with a view toward distribution or resale.

          Dated: _____________________
                                                Holder: _______________________


                                                 By: __________________________
                                                         Name:
Title:

                                    EXHIBIT C

             to Settlement Agreement and Full General Mutual Release

                    INVESTMENT REPRESENTATIONS AND WARRANTIES

                  1. Ultimate Markets Representations and Warranties. Ultimate Markets hereby represents and warrants to RateXchange that:

                  (a) Ultimate Markets understands that the Shares and the warrant being acquired by Ultimate Markets under the Settlement Agreement and Full General Mutual Release and the RateXchange common stock issuable upon exercise of the Warrant (the Shares, the warrant and such shares of RateXchange common stock issuable upon exercise of the warrant being referred to collectively as the "Securities") have not been registered under the Securities Act of 1933, as amended (the "Securities Act") or under applicable state securities laws, in reliance upon exemptions contained therein and any applicable regulations promulgated thereunder or interpretations thereof, and cannot be offered for sale, sold or otherwise transferred unless such Securities are subsequently so registered or qualify for exemption from registration under the Securities Act and applicable state securities laws; and the certificates representing such Securities shall bear a legend substantially in the form set forth in Section 7(f) of the warrant.

                  (b) Ultimate Markets is acquiring the Securities solely for its own account, for investment and not with a view toward resale or other distribution within the meaning of the Securities Act except as provided by the Registration Rights Agreement between the parties executed simultaneously herewith.

                  (c) Ultimate Markets has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of its investment in the Securities; and it understands and is able to bear any economic risks associated with such investment, including the necessity of holding the Securities for an indefinite period of time, inasmuch as the Securities may not be transferred except as contemplated hereunder and the inherent risk of losing all or part of the investment in the Securities. Ultimate Markets has relied upon its own accountants, outside auditors, financial and tax advisors and legal counsel for matters relating to the accounting, tax, financial and legal treatment and effects to it of the acquisition of the Securities by it.

                  (d) Ultimate Markets understands that the Securities will be considered "restricted securities" within the meaning of Rule 144 under the Securities Act; that Rule 144 may not be available to exempt from the registration requirements of the Securities Act the sale of such "restricted securities"; that if Rule 144 is available, sales may be made in reliance upon Rule 144 only in accordance with the terms and conditions of Rule 144, which, among other things, generally requires that the Securities be held for at least one year and that sales shall be made in limited amounts; and that, if an exemption for such sales by Ultimate Markets is not available, registration of the Securities may be required, but that RateXchange is under no obligation to register the Securities or to facilitate compliance or to comply with any exemption except pursuant to the registration rights agreement attached as Exhibit A to the Settlement Agreement and Full General Mutual Release.

                  (e) Ultimate Markets is an "accredited investor" within the meaning of Rule 501 under the Securities Act.

                  (f) RateXchange has furnished Ultimate Markets with copies of RateXchange's 1999 Annual Report on Form 10-K, its Form 10-Q for the quarter ended March 31, 2000 and its Current Report on Form 8-K dated July 20, 2000 (the "Offering Materials"). Ultimate Markets has carefully reviewed and understands the Offering Materials. Ultimate Markets has had the opportunity to ask questions of the officers of RateXchange concerning RateXchange and the terms and conditions of an investment in the Securities. RateXchange has made available to Ultimate Markets' attorney or accountant all documents that he or they have requested relating thereto and has provided answers to all of such questions. In evaluating an investment in the Securities, Ultimate Markets has not relied upon any representations or other information (whether oral or written) other than as contained in any documents or answers to questions so furnished to it by RateXchange.

                  (g) The information provided in the Accredited Investor Questionnaire submitted to RateXchange by Ultimate Markets is true and correct as of the date hereof

                  (h) Ultimate Markets is acquiring the Securities without being furnished any offering literature or prospectus other than the Offering Materials (including the exhibits thereto) (and other than any documents or answers to questions described in subparagraph (f) above).

                  (i) Ultimate Markets understands that no federal or state agency has made any finding or determination as to the fairness of this offering for investment, nor any recommendation or endorsement of the Securities.

                  (j) The foregoing representations and warranties are true and accurate as of the date of the investment in the Securities by Ultimate Markets.

                  2. RateXchange Representations and Warranties. RateXchange hereby represents and warrants to Ultimate Markets that:

                  (a) RateXchange is a corporation duly formed, validly existing and in good standing under the laws of the state of Delaware.

                  (b) The execution, delivery, and performance of this Agreement by RateXchange has been duly and validly authorized by all necessary corporate actions, does not require the approval, consent, authorization or act of other persons and will not result in the breach or default of any agreement or other instrument binding on RateXchange. This Agreement constitutes the valid and binding obligation of RateXchange, enforceable in accordance with its terms, subject to applicable law.

                  (c) The Shares and the shares subject to the Warrant, when issued, will be duly and validly authorized and issued, fully paid and nonassessable, and free and clear of all liens, restrictions and encumbrances (other than restrictions under the Settlement Agreement and applicable law).